[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301



March 7, 2005



Dear Fellow Stockholder,

     You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., which will be held on April 26, 2005 at 9:00 a.m. Mountain Standard Time (local time), at the Millennium Resort McCormick Ranch, 7401 N. Scottsdale Road, Scottsdale, Arizona. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     There are two non-routine proposals contained in this Proxy. They are corporate governance matters which establish the number of directors at five and change the voting standard for stockholder approved bylaws to a majority of votes entitled to be cast.

     As Chairman of the Board, I encourage you to support each of the proposals. After careful review by the independent directors, the Board of Directors unanimously approved and has recommended to stockholders that they approve each of the proposals.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

     On behalf of the Board of Directors and the management of Boulder Total Return Fund, Inc., I extend our appreciation for your continued support.

Sincerely,
/s/ Richard I. Barr
Richard I. Barr

Chairman of the Board

           If you have any questions concerning the accompanying Proxy
            Statement or need help voting your shares, please call:

                               [GRAPHIC OMITTED]
                            MACKENZIE PARTNERS, INC.
                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (Call Collect)
                       Email: proxy@mackenziepartners.com
                                       or
                         CALL TOLL-FREE: (800) 322-2885

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 26, 2005


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Boulder Total Return Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the Millennium Resort McCormick Ranch, 7401 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 26, 2005, for the following purposes:

     1.   The election of Directors of the Fund (Proposal 1).

     2. An amendment to the Charter to establish the number of Directors at five (5) (Proposal 2).

     3. An amendment to the Charter changing the voting standard for stockholders to adopt, alter, amend or repeal Bylaws to the affirmative vote of a majority of all the votes entitled to be cast on the matter (Proposal 3).

     4. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     The Board of Directors of the Fund has fixed the close of business on February 28, 2005 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                  By Order of the Board of Directors,
                                  /s/ Stephanie Kelley
                                  STEPHANIE KELLEY
                                  Secretary
March 7, 2005




--------------------------------------------------------------------------------
STOCKHOLERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

STOCKHOLDERS WHO HAVE QUESTIONS OR NEED ASSISTANCE IN VOTING MAY CONTACT MACKENZIE PARTNERS, INC. TOLL FREE AT 1-800-322-2885 OR BY EMAIL AT PROXY@MACKENZIEPARTNERS.COM
--------------------------------------------------------------------------------

                      Instructions for Signing Proxy Cards


         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            Registration                                               Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                             ABC Corp.
            (2)  ABC Corp.                                             John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS


Question 1: What is the purpose of the Annual Meeting?

Answer: At the Meeting, stockholders will be asked to vote on the election of directors and two corporate governance proposals (i.e., Proposals 2 and 3), which involve amending the Fund's charter (the "Corporate Governance Proposals").

Question 2: Who is being nominated for election at the Meeting?

Answer: The Board has nominated the following five Directors, each to serve a one-year term until the annual meeting in 2006 and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Alfred G. Aldridge, Jr., Susan L. Ciciora and Dr. Dean L. Jacobson. The holders of Common Stock will elect three of the five directors standing for election and the holders of Preferred Stock will elect the remaining two directors. Ms. Ciciora and Mr. Barr are being nominated to represent the interests of the holders of the Preferred Stock (i.e., Taxable Auction Market Preferred Stock or "AMPs").

Question 3: Why is the Board recommending the Corporate Governance Proposals?

Answer: The Board is recommending the Corporate Governance Proposals to enhance and clarify certain proposals that were approved by stockholders at the 2004 Annual Meeting. Last May, after stockholders approved a comprehensive range of corporate governance proposals, the Board determined that several additional changes should be made in order to give the effect intended by the Board, that is, to balance the efficiency of operating the Fund with stockholders having an effective voice. The first of these is a charter amendment that established the "maximum" number of directors at five (5). The Board believes stockholders will be better served if the number of directors is instead "fixed" at five, no more, no less, in order to avoid altogether the common abuse of manipulating board size to affect the voting impact of directors. The second is a charter amendment that would permit stockholders to adopt, alter, amend or repeal bylaws with a "majority of votes cast." The Board has determined that this standard was perhaps too relaxed and might encourage unwanted activism and nuisance proposals to change bylaws that would be costly and result in a diversion to the important business of the Fund.

Question 4: How do the Horejsi Affiliates (as defined below at Page 2) intend to vote on the Corporate Governance Proposals?

Answer: The Horejsi Affiliates intend to vote in favor of each of the Proposals, including each Corporate Governance Proposal.

Question 5: How does the Board recommend that stockholders vote on the various proposals?

Answer: If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board. The Board, including all of the Independent Directors, has unanimously recommended that stockholders vote FOR all of the Proposals.

Question 6: Who is entitled to vote?

Answer: Stockholders of record at the close of business on February 28, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting. Each of the shares outstanding on the Record Date is entitled to one vote on each of the Proposals.

Question 7: What is the required quorum for the Meeting?

Answer: The holders of at least a majority of the outstanding common shares must be represented at the Meeting, either in person or by proxy, in order to constitute a quorum permitting business to be conducted at the Meeting. If you have completed, executed and returned valid proxy instructions (in writing, by phone or by Internet) or attend the Meeting and vote in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting on any or all matters introduced at the Meeting.

Question 8: How do I vote?

Answer: Your vote is very important. Stockholders can vote in person at the Meeting or authorize proxies to cast their votes ("proxy voting") by proxy. Most stockholders will have a choice of proxy voting over the Internet at http://www.proxyvote.com, by using a toll-free telephone number or by completing a Proxy Card and mailing it in the postage-paid envelope provided. Please refer to your Proxy Card or the information forwarded by your bank, broker or other nominee to see which options are available to you. If you proxy vote by Internet or telephone, you do NOT need to return your Proxy Card. If you vote by proxy, the individuals named on the Proxy Card as proxy holders will vote your shares in accordance with your instructions. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you execute an otherwise valid proxy but do not provide voting instructions, the persons named as proxies will cast your votes FOR all of the Proposals.

Question 9: Can I revoke or change my proxy?

Answer: Yes. You may change or revoke your proxy at any time before the Meeting by timely delivery of a properly executed, later-dated proxy (including an Internet or phone vote), by sending a written revocation to the Secretary of the Fund at the Fund's address listed on the accompanying Notice of Meeting, or by attending and voting in person at the Meeting. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, but attendance at the Meeting will not by itself revoke a previously granted proxy.

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     1680 38TH STREET, SUITE 800
                                                        BOULDER, COLORADO  80301

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2005

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc., a Maryland corporation ("BTF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, April 26, 2005, at 9:00 a.m. Mountain Standard Time (local time), at the Millennium Resort McCormick Ranch, 7401 N. Scottsdale Drive, Scottsdale, Arizona, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about March 7, 2005, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the transfer agent of the Fund, and by MacKenzie Partners, Inc. ("MacKenzie"), the Fund's proxy solicitor. MacKenzie's fee to assist in the solicitation of proxies is estimated to be $7,500 plus expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on February 28, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report of the Fund, including audited financial statements for the fiscal period ended November 30, 2004, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

     Boulder Investment Advisers, L.L.C. ("BIA"), 1680 38th Street, Suite 800, Boulder, Colorado 80301 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C. ("FAS"), serves as co-administrator to the Fund and is located at 1680 38th Street, Suite 800, Boulder, Colorado 80301. Investors Bank & Trust Company ("IBT") acts as the co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116. PFPC Inc. ("PFPC") acts as the transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     If the enclosed proxy is properly executed and returned by April 26, 2005 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, FOR each of the other Proposals and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

     The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $0.01 per share (the "Preferred Stock"), 1000 shares of which have been designated as Taxable Auction Market Preferred Stock (the "AMPs") (the Common Stock and AMPs are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:



             Common Stock                                   AMPs
              Outstanding                               Outstanding
              -----------                               -----------
              12,338,660                                    775


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPs.


              Name of Owner*                   Number of Shares          Number of Shares            Percentage
                                              Directly Owned (1)      Beneficially Owned (2)     Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
Badlands Trust Company, LLC  (1)(3)                          0               5,382,982                  43.63%
Stewart R. Horejsi Trust No. 2 (4)                           0               5,382,982                  43.63%
Ernest Horejsi Trust  No. 1B (1)                     3,413,138               3,413,138                  27.66%
Lola Brown Trust No. 1B (1)                          1,370,515               1,370,515                  11.11%
Evergreen Atlantic LLC (1)                             343,748                 343,748                   2.79%
Stewart West Indies Trust (1)(2)                       104,627                 255,876                   2.07%
Susan L. Ciciora Trust (1)(2)                           72,176                 175,300                   1.42%
John S. Horejsi Trust (1)(2)                            53,080                 104,642                   0.85%
Evergreen Trust (1)(2)                                  25,698                  63,510                   0.51%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    5,382,982               5,382,982                  43.63%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------

Alter Asset Management, Inc.***                      1,159,159               1,159,159                   9.40%


* The address of Evergreen Atlantic LLC is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The address of each other listed owner is c/o Badlands Trust Company, LLC, 3601 C Street, Suite 600, Anchorage, AK 99503.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4 below).

*** As stated in a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2005.

(1) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company, LLC ("Badlands"), the Stewart
     R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (collectively, the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 5,382,982 (43.63%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Indirect Ownership Through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) Ownership by Badlands. The number shown includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust.

     Badlands is a limited liability company organized under the laws of Alaska authorized to do business as a trust company, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The Managers of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Laura Rhodenbaugh and Kevin VanNortwick. Badlands and its managers disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.

(4) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Robert Ciciora and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

     Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 12,278,256 shares or 99.51% of Common Stock outstanding and 775 shares or 100% of AMPs outstanding.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 5,410,320 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPs of the Fund, representing 43.85% of Common Stock outstanding and 0% of AMPs.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Alfred G. Aldridge, Jr., Susan L. Ciciora and Dr. Dean L. Jacobson. Only the Common Stock holders are entitled to vote on the election of Messrs. Looney, Aldridge and Jacobson and only the AMPs holders are entitled to vote on the election of Mr. Barr and Ms. Ciciora. At a regularly scheduled meeting of the Board of Directors held on October 15, 2004, the Board accepted the resignation of Stephen C. Miller as a Director of the Fund. The remaining directors elected Dean L. Jacobson as Mr. Miller's replacement. Mr. Miller, previously an interested director of the Fund, resigned in order to bring the Fund into compliance with recent SEC regulations that become effective in January 2006 and which require that 75% of the Board be non-interested directors. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors, all of whom are currently Directors of the Fund:


------------------------------ ------------------------ ---------------------------------------------- ------------------
Name, Address*, Age              Position, Length of          Principal Occupation(s) and Other         Number of Funds
                                Term Served, and Term   Directorships Held During the Past Five Years  in Fund Complex+
                                      of Office                                                           Overseen by
                                                                                                           Director
------------------------------ ------------------------ ---------------------------------------------- ------------------

Independent Directors

Richard I. Barr                Director of the Fund     Retired.    From   1963-2001,    Manager   of          3
Chairman                       since 1999.  Chairman    Advantage  Sales and  Marketing,  Inc.  (food
Age:  67                       of the Board since       brokerage);   Director,   Boulder   Growth  &
                               2003. Current Nominee    Income Fund, Inc., since 2002; Director,
                               for a term to expire     First Financial Fund, Inc., since 2001.
                               at the 2006
                               annual meeting.

Joel W. Looney,                Director of the Fund     Partner,   Financial  Management  Group,  LLC          3
Age:  43                       since 2001. Current      (investment  adviser)  since July 1999;  CFO,
                               Nominee for a term to    Bethany  College  from  1995-1999;  Director,
                               expire at the 2006       Boulder  Growth & Income  Fund,  Inc.,  since
                               annual meeting.          2002;  Director  and  Chairman  of the Board,
                                                        First Financial Fund, Inc. since 2003.

Alfred G. Aldridge, Jr.        Director of the Fund     Executive Vice President, Business Development         2
Brig. Gen. (Retired)           since 1999.  Current     Specialists,  Phoenix,  AZ  since 2004;   from
Cal. Air National Guard        Nominee for a term to    1982-2002, Sales  Manager of  Shamrock   Foods
Age: 67                        expire at the 2006       Company;  Director  of  the   Arizona   Sports
                               annual meeting.          Foundation  since  1997;   Director,   Boulder
                                                        Growth  &   Income   Fund,  Inc.,  since 2002;
                                                        Director, Maricopa Youth Assistance Foundation,
                                                        Phoenix,  AZ  since 2004.

Dr. Dean L. Jacobson           Director of the Fund     Founder    and    President    of    Forensic          2
Age:  66                       since October 2004.      Engineering,         Inc.        (engineering
                               Current Nominee for a    investigations);    since   1997,   Professor
                               term to expire at the    Emeritus at Arizona State  University;  prior
                               2006 annual meeting.     to 1997  Professor of  Engineering at Arizona
                                                        State University;  Director,  First Financial
                                                        Fund, Inc., since 2003.
------------------------------ ------------------------ ---------------------------------------------- ------------------
Interested Director**
------------------------------ ------------------------ ---------------------------------------------- ------------------

Susan L. Ciciora               Director of the Fund     Trustee  of  the  Brown   Trust  and  the  EH          1
Age:  40                       since 2001.  Current     Trust;  Director,  Boulder  Growth  &  Income
                               nominee for a term to    Fund,  Inc.,  January  2002 to October  2004;
                               expire at the 2006       Director,  First  Financial  Fund, Inc. since
                               annual meeting.          2003.


* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

** Ms.Ciciora is an "interested person" as a result of the extent of her beneficial ownership of Fund shares and by virtue of her indirect beneficial ownership of BIA and FAS.

+ Includes the Fund, Boulder Growth & Income Fund, Inc. and First Financial Fund, Inc.

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 21, 2005. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.



------------------------------ -------------------------- ----------------------------------------------------------
                                  Position, Length of
Name, Address, Age             Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                        Office During the Past Five Years
------------------------------ -------------------------- ----------------------------------------------------------

Stephen C. Miller              President of the Fund      President  of and  General  Counsel  for BIA;  Manager of
1680 38th Street,              since 1999.  Appointed     FAS; Vice President of SIA;  Director and Chairman of the
Suite 800                      annually.                  Fund from 1999 to October  2004;  President  and Director
Boulder, CO 80301                                         of  Boulder  Growth  &  Income  Fund,  Inc.,  since  2002
Age:  52                                                  (resigned as Director in 2004);  Director  and  President
                                                          of First  Financial  Fund,  Inc.  since 2003 (resigned as
                                                          Director  and  Chairman in 2004);  President  and General
                                                          Counsel,  Horejsi,  Inc.  (liquidated  in 1999);  General
                                                          Counsel,  Brown  Welding  Supply,  LLC  (sold  in  1999);
                                                          officer of various other Horejsi Affiliates;  Of Counsel,
                                                          Krassa & Miller, LLC since 1991.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Growth & Income Fund, Inc., since 2002 and First
Age: 42                        1999.  Appointed           Financial Fund, Inc., since August 2003.
                               annually.

Stephanie J. Kelley            Secretary since 2000.      Secretary, Boulder Growth & Income Fund, Inc., since
1680 38th Street,              Appointed annually.        2002 and First Financial Fund, Inc., since August 2003;
Suite 800                                                 Assistant Secretary and Assistant Treasurer of various
Boulder, CO 80301                                         Horejsi Affiliates; employee of FAS since March 1999.
Age:  48

Nicole L. Murphey              Assistant Secretary        Assistant Secretary, Boulder Growth & Income Fund, Inc.
1680 38th Street,              since 2000.  Appointed     since 2002 and First Financial Fund, Inc. since August
Suite 800                      annually.                  2003; employee of FAS since July 1999.
Boulder, CO 80301
Age:  28


     Set forth in the following table are the nominees for election to the Board (all of whom are current Directors of the Fund) together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers")).



                                   OWNERSHIP OF THE FUND BY DIRECTORS
---------------------------------------------------------------------------------------------------------

 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
       Alfred G. Aldridge, Jr.               $10,001 to $50,000               $50,000 to $100,000
           Richard I. Barr                      Over $100,000                    Over $100,000
           Joel W. Looney                    $50,000 to $100,000                 Over $100,000
          Dr. Dean Jacobson                          $0                                $0

  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------
          Susan L. Ciciora                     Over $100,000+                    Over $100,000


+ 3,413,138, 343,748 and 1,370,515 Shares of the Fund are held by the EH Trust, EALLC and the Lola Trust, respectively. Accordingly, Ms. Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora directly owns 6,267 shares of the Fund.

----------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2004. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.


                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund       Total Compensation from
Fund                                           Paid to         the Fund and Fund Complex
                                              Directors             Paid to Directors
----------------------------------------- ------------------- ----------------------------
Alfred G. Aldridge, Jr., Director              $26,500                  $49,500
                                                                       (2 funds)

Richard I. Barr, Director and Chairman         $30,500                  $79,000
of the Board                                                           (3 funds)

Joel W. Looney, Director                       $28,500                  $86,000
                                                                       (3 funds)

Dr. Dean L. Jacobson, Director                  $5,533                  $31,033
                                                                       (2 funds)

Susan L. Ciciora Director                         $0                      $0


Each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1000 per meeting. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2004. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2004 amounted to $91,032.97.


                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 23, 2004. A copy of the Audit Committee Charter was attached as an appendix to the Fund's proxy in 2004. The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr, Jacobson and Looney. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met two times during the fiscal year ended November 30, 2004.

     In connection with the audited financial statements as of and for the period ended November 30, 2004 included in the Fund's Annual Report for the period ended November 30, 2004 (the "Annual Report"), at a meeting held on January 21, 2005, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and
discussed  the  audit  of  such  financial   statements   with  the  independent
accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Alfred G. Aldridge, Jr.
                  Richard I. Barr
                  Dr. Dean L. Jacobson
                  Joel W. Looney

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Aldridge, Jacobson and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met once during the fiscal year ended November 30, 2004. The Nominating Committee met on October 15, 2004 to consider the nomination of Dr. Dean L. Jacobson. Dr. Jacobson was being considered to fill a vacancy on the Board resulting from the resignation of Stephen C. Miller as a Director of the Fund. Mr. Miller, previously an interested director of the Fund, resigned in order to bring the Fund into compliance with recent SEC regulations which become effective in January 2006 and which require that 75% of the Board be non-interested directors The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

         The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                          OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the May 18, 2004 Annual Meeting of Stockholders.

Vote Required. The election of Messrs. Looney, Aldridge and Jacobson as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1; and the election of Mr. Barr and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the AMPs at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                                   PROPOSAL 2

      AMENDMENT TO THE CHARTER TO ESTABLISH THE NUMBER OF DIRECTORS AT FIVE

     The Board proposes and unanimously recommends that stockholders approve an amendment to the Charter providing that the number of Directors shall be five. Any subsequent amendment to this new Charter provision would require the affirmative vote of the holders of a majority of all the votes entitled to be cast on the matter. If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate charter documents with the State Department of Assessments of Maryland ("SDAT"). If approved by stockholders, Article 5, Section 5.1 will be repealed in its entirety and replaced by the following provision:

     The number of directors shall be five.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. Last May, stockholders approved a charter amendment that established the "maximum" number of directors at five. In retrospect, the Board determined that the Fund would be better served if the number of directors was fixed at five, no more, no less. Company charters often contain provisions that permit the board to increase or decrease the number of board seats in the board's discretion. Currently the Fund's Charter sets a "maximum" on the Board seats at five, leaving it to the discretion of the Board to decrease that number to no less than that required by Maryland law. Boards sometimes use such provisions in an effort to dilute the voting impact of directors - such as those elected in proxy contests - with views contrary to those of management. The Board views the power to manipulate the number of directors on the Board as unnecessary and ultimately ineffective in thwarting stockholder activism. In addition, it potentially increases Fund expenses and insulates the Board from stockholders.

The Board considered this Proposal as well as Proposal No. 3 at its meeting on January 21, 2005. The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders and allow stockholders better and more consistent access to effect change in the Fund's governing documents.

Vote Required. Approval of Proposal 2 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3

         AMENDMENT TO THE CHARTER VESTING IN THE STOCKHOLDERS THE POWER
               TO ADOPT, AMEND, ALTER OR REPEAL THE FUND'S BYLAWS

     Last May, stockholders approved a charter amendment that would permit stockholders to amend bylaws with a "majority of votes cast". After review, the Board determined that the "majority of votes cast" standard was perhaps too relaxed and might encourage nuisance proposals to change bylaws that would be costly and result in a diversion from the more important business of the Fund. Accordingly, the Board proposes and unanimously recommends that stockholders approve an amendment to the Charter which would impose a "majority of outstanding shares" standard on stockholders' power to adopt, amend, alter or repeal bylaws. If Proposal 3 is approved, any subsequent proposal to amend the Charter to alter stockholders' power to amend the Bylaws would require the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter.

     If stockholders approve this Proposal, the Fund will take action to implement the Proposal by filing the appropriate Charter documents with the SDAT. If approved by stockholders, amended Article 4.3 would read as follows:

          The Bylaws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new Bylaws may be made, by either (a) the stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter or (b) the Board of Directors; provided, however, that the Board of Directors may not (i) amend or repeal a Bylaw that allocates solely to stockholders the power to amend or repeal such Bylaw, or (ii) amend or repeal Bylaws or make new Bylaws that conflict with or otherwise alter in any material respect the effect of Bylaws previously adopted by the stockholders.

Purpose of the Amendment. The Board is submitting this Proposal to the stockholders as part of its ongoing corporate governance initiatives and in keeping with its goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders. The Board believes that the authority to make, alter or repeal Bylaws should be a shared authority between the Board and stockholders. This permits the Board to be responsive to house-keeping as well as substantive matters regarding Fund operations, while at the same time giving stockholders the power to effect changes should they choose to do so. However, the Board thinks it is important to place a sufficiently high barrier on stockholders' ability to initiate bylaws so as to avoid nuisance proposals that are costly to the Fund, divert its attention from its primary business and are generally not in the Fund's best interest. The Board believes that this Proposal will accommodate the practicalities of managing the Fund while at the same time protecting an important right of stockholders to effect bylaw changes if there is sufficient and broad stockholder support (i.e., the affirmative vote of holders of a majority of shares rather than just a bare majority of votes cast, which may be substantially less than a majority of shares).

The Board considered this Proposal as well as Proposal No. 2 at its meeting on January 21, 2005. The Board has determined that this Proposal furthers the goal of ensuring that the Fund's corporate governance policies maximize Board and management accountability to stockholders and allow stockholders better and more consistent access to effect change in the Fund's governing documents.

Vote Required. Approval of Proposal 3 requires the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of the Common Stock and Preferred Stock, voting as a single class.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2006 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than November 7, 2005. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 1680 38th Street, Suite 800, Boulder, Colorado 80301 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's By-laws,  such stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.


                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. On January 21, 2005, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2005. The selection of KPMG was ratified by the entire Board. KPMG also served as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2004. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal years ended November 30, 2003 and 2004, respectively.



              Fiscal Year Ended        Audit Fees       Audit-Related Fees*      Tax Fees**         All Other Fees

                  11/30/2003             $22,500              $16,000              $5,600              $5,000+

                  11/30/2004             $23,600              $16,800             $ 5,850                $ 0

* "Audit-Related Fees" are those fees billed to the Fund by KPMG in connection with their agreed-upon procedures reports under the Fund's Articles Supplementary. Such reports are required quarterly by Moody's Investor Service, Inc. and Standard & Poor's in connection with maintaining public ratings for the Fund's AMP Shares.

** "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

+ This fee relates to services provided by KPMG in connection with a registration statement filed by the Fund in June 2003.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed the Fund fees for the fiscal years ended November 30, 2003 and November 30, 2004 were pre-approved by the Audit Committee.

     KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2004, KPMG did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services and currently engages KPMG as a consultant with respect to ongoing tax related issues. For the twelve months ended November 30, 2003, the Horejsi Affiliates paid $875 to KPMG for their services. For the twelve months ended November 30, 2004, the Horejsi Affiliates paid $3,800 to KPMG for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast (e.g., Proposal y1), abstentions have no effect because they are not a vote cast. Thus, they will be disregarded in determining the "votes cast" on the particular issue. However, with respect to Proposals y2 and 3, where the vote required to approve the matter is the affirmative vote of the holders of a percentage of the total number of votes entitled to be cast, an abstention will have the effect of a vote "against" the respective proposals.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.




--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

           If you have any questions concerning the accompanying Proxy
            Statement or need help voting your shares, please call:

                               [GRAPHIC OMITTED]
                            MACKENZIE PARTNERS, INC.
                               105 Madison Avenue
                            New York, New York 10016
                         (212) 929-5500 (Call Collect)
                       Email: proxy@mackenziepartners.com
                                       or
                         CALL TOLL-FREE: (800) 322-2885

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Candace C. Cavalier, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Millennium Resort McCormick Ranch, 7401 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 26, 2005, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALs 1 THROUGH 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1 Election of Directors: Nominees are Joel W. Looney, Alfred G. Aldridge, Jr., and Dr. Dean L. Jacobson.
                               FOR____     WITHHOLD___        FOR ALL EXCEPT ___

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

------------- ----------------------------------------------------------- ------

STOCKHOLDERS MAY VOTE WITH RESEPCT TO ALL OF THE PROPOSALS 2 AND 3 BY MAKING THE APPROPRIATE OMNIBUS SELECTION TO THE RIGHT
                                      FOR___      AGAINST ___        ABSTAIN ___
------------------------------------------------------------------------- ------

2 An amendment to the Fund's charter (the "Charter") to establish the number of Directors at five (5).
                                      FOR___      AGAINST ___        ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

3 An amendment to the Charter changing the voting standard for stockholders to adopt, alter, amend or repeal Bylaws to the affirmative vote of a majority of all the votes entitled to be cast on the matter.
                                                  FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

4 TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [AMPS PROXY CARD]

                                      PROXY


                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Candace C. Cavalier, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Millennium Resort McCormick Ranch, 7401 N. Scottsdale Road, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 26, 2005, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director and "FOR" each of the other proposals described in the Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALs 1 THROUGH 3.

Please refer to the Proxy Statement for a discussion of the Proposals.

1    Election of Directors: Nominees are Susan L. Ciciora and Richard I. Barr.
                               FOR____     WITHHOLD___        FOR ALL EXCEPT ___

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

------------- ----------------------------------------------------------- ------

STOCKHOLDERS MAY VOTE WITH RESEPCT TO ALL OF THE PROPOSALS 2 AND 3 BY MAKING THE APPROPRIATE OMNIBUS SELECTION TO THE RIGHT
                                      FOR___      AGAINST ___        ABSTAIN ___
------------------------------------------------------------------------- ------

2 An amendment to the Fund's charter (the "Charter") to establish the number of Directors at five (5).
                                      FOR___      AGAINST ___        ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

3 An amendment to the Charter changing the voting standard for stockholders to adopt, alter, amend or repeal Bylaws to the affirmative vote of a majority of all the votes entitled to be cast on the matter.
                                                  FOR___ AGAINST ___ ABSTAIN ___

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

4 TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------